EXHIBIT 31.2
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Yael Alush, certify that:

1.            I have reviewed this Quarterly Report of Cherry Tankers on Form 10-Q of Cherry Tankers, Inc. (“Cherry Tankers”) for the period ended March 31, 2009;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.            Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Cherry Tankers as of, and for, the periods presented in this report;

4.            Cherry Tankers’ other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Cherry Tankers and have:

a.            Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Cherry Tankers, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.            Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.            Evaluated the effectiveness of Cherry Tankers’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.             Disclosed in this report any change in Cherry Tankers’ internal control over financial reporting that occurred during Cherry Tankers’ most recent fiscal quarter (Cherry Tankers’ fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Cherry Tankers’ internal control over financial reporting; and

5.            Cherry Tankers’ other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Cherry Tankers’ auditors and the audit committee of Cherry Tankers’ board of directors (or persons performing the equivalent functions):

a.            All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Cherry Tankers’ ability to record, process, summarize and report financial information; and

b.            Any fraud, whether or not material, that involves management or other employees who have a significant role in Cherry Tankers’ internal control over financial reporting.

Date: May 7, 2009

Signature: /s/ Yael Alush

Name: Yael Alush
Title: Secretary, Treasurer and Director
(Principal Financial and Accounting Officer)